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                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

     Van Kampen Short-Term Global Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.

     The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. The portfolio consists of at least 80% of its net assets in investment grade debt securities issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities, or subdivisions, investment grade debt securities issued by corporations, investment grade certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in lower-grade securities, which securities are commonly referred to as "junk bonds," involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities." Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in strategic transactions to seek to reduce or eliminate such risks.

     The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. The net asset value will fluctuate depending on market conditions and other factors. There is no assurance that the Fund will achieve its investment objective.

     The Fund is a separate series of the Van Kampen Trust (the "Trust"). The Fund's investment adviser is Van Kampen Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     A Statement of Additional Information, dated October 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Fund's Statement of Additional Information may be obtained without charge by calling (800) 341-2911 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                           [VAN KAMPEN FUNDS LOGO]

                  THIS PROSPECTUS IS DATED OCTOBER 28, 1998.

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Shareholder Transaction Expenses...........................................   5
Annual Fund Operating Expenses and Example.................................   6
Financial Highlights.......................................................   7
The Fund...................................................................   9
Investment Objective and Policies..........................................   9
Investment Practices.......................................................  15
Investment Advisory Services...............................................  19
Alternative Sales Arrangements.............................................  20
Purchase of Shares.........................................................  21
Shareholder Services.......................................................  27
Redemption of Shares.......................................................  30
Distribution and Service Plans.............................................  32
Distributions from the Fund................................................  33
Tax Status.................................................................  34
Fund Performance...........................................................  36
Description of Shares of the Fund..........................................  37
Additional Information.....................................................  38

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of the Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. In normal market conditions, at least 65% of the Fund's total assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. In normal market conditions, the Fund invests at least 80% of its total net assets in investment grade debt securities. The Fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in lower-grade securities, which securities are commonly referred to as "junk bonds", involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities." The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter duration generally have lower yields than debt securities of lower quality and with longer maturities. See "Investment Objective and Policies" and "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

PURCHASE OF SHARES. Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "Purchase of Shares."

REDEMPTION. Class A Shares generally may be redeemed at net asset value, without charge subject to conditions set forth herein. Shares sold subject to a contingent deferred sales charge ("CDSC Shares") may be redeemed at net asset value per share less a deferred sales charge, which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require the redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income will be declared daily and paid monthly; net realized capital gains, if any, will be distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

RISK FACTORS AND SPECIAL CONSIDERATIONS. As a global fund, the Fund may invest in United States and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Fund's portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the value of the Fund's assets as denominated in U.S. dollars and the Fund's dollar denominated yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in such countries. There may be less publicly available information about a foreign financial instrument than about an United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distribution by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities of foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Most foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund incurs costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Fund may invest up to 20% of its net assets in lower grade debt securities, including securities of foreign issuers and securities rated in the lowest rating categories. Investment in medium or lower grade securities, which securities are commonly referred to as "junk bonds" involve special risks as compared to investments in higher grade securities. See "Investment Objectives and Policies -- Special Risk Considerations Regarding Lower Grade Debt Securities."

  The net asset value of the Fund's shares will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  The Fund intends to engage in strategic transactions with respect to all or a portion of its portfolio investments through transactions in forward currency contracts, options on foreign currencies, foreign currency swap contracts, financial futures contracts and options on such financial futures contracts and through the use of "cross hedges." Successful investments in such transactions are subject to the Adviser's ability to predict correctly movements in the relevant markets. Certain investments in such transactions may be illiquid.

  The Fund may invest in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Such commercial paper and certificates of deposit entail the risk of loss of principal.

  The Fund may invest in certain types of income securities that involve special risks; such securities include mortgage-backed and asset-backed securities, stripped income securities, floating and variable rate income securities, Brady Bonds, and structured investments. See "Investment Objectives and Policies."

  The Fund is a "non-diversified" investment company, which means the Fund may, subject to the requirements for qualification as a regulated investment company for United States federal income tax purposes, invest more than 5% of the value of its total assets in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, in certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A          CLASS B            CLASS C
                                                               SHARES           SHARES             SHARES
                                                              -------          -------            -------
Maximum sales charge imposed on purchases (as a percentage
  of the offering price)....................................  3.25%(1)           None               None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................  None               None(3)            None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........  None(2)       Year 1--3.00%      Year 1--1.00%
                                                                            Year 2--2.00%       After--None
                                                                            Year 3--1.00%
                                                                             After--None
Redemption fees (as a percentage of amount redeemed)........  None               None               None
Exchange fees...............................................  None               None               None

--------------------------------------------------------------------------------
(1) Reduced on investments of $25,000 or more. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------

                                                              CLASS A      CLASS B      CLASS C
                                                              SHARES       SHARES       SHARES
                                                              -------      -------      -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.55%        0.55%        0.55%
12b-1 Fees(1) (as a percentage of average daily net
  assets)...................................................   0.25%        1.00%(3)     1.00%(3)
Other Expenses (after expense reimbursement) (as a
  percentage of average daily net assets)(2)................   0.59%        0.61%        0.61%
Total Expenses (after expense reimbursement) (as a
  percentage of average daily net assets)(2)................   1.39%        2.16%        2.16%

--------------------------------------------------------------------------------
(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."

(2) Absent the Adviser's waiver or reimbursement of certain expenses of the Fund, "Other Expenses" would have been 0.61%, 0.63% and 0.62% for Class A Shares, Class B Shares and Class C Shares, respectively, and "Total Expenses" would have been 1.41%, 2.18% and 2.17% for Class A Shares, Class B Shares and Class C Shares, respectively.

(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

EXAMPLE:

                                                              ONE     THREE    FIVE      TEN
                                                              YEAR    YEARS    YEARS    YEARS
                                                              ----    -----    -----    -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.39% for Class
  A Shares, 2.16% for Class B Shares and 2.16% for Class C
  Shares, (ii) a 5.00% annual return and (iii) redemption at the end of each period:
     Class A Shares.........................................  $46      $75     $106     $194
     Class B Shares.........................................   52       78      116      212*
     Class C Shares.........................................   32       68      116      249
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each
  period:
     Class A Shares.........................................  $46      $75     $106     $194
     Class B Shares.........................................   22       68      116      212*
     Class C Shares.........................................   22       68      116      249

--------------------------------------------------------------------------------
* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Fees currently waived or expenses reimbursed may not continue; accordingly, future expenses as projected may increase. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one share outstanding throughout the periods indicated)
--------------------------------------------------------------------------------
The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                             CLASS A SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                                             SEPTEMBER 28, 1990
                                                              YEAR ENDED JUNE 30                              (COMMENCEMENT OF
                                       -----------------------------------------------------------------   INVESTMENT OPERATIONS)
                                        1998      1997      1996     1995      1994      1993      1992       TO JUNE 30, 1991
                                        ----      ----      ----     ----      ----      ----      ----    ----------------------
Net Asset Value, Beginning of
  Period.............................  $ 7.55    $ 7.62    $ 7.56   $  8.15   $  9.11   $  9.65   $ 9.49           $ 9.70
  Net Investment Income..............    0.39      0.42      0.49      0.50      0.59      0.71     0.69             0.62
  Net Realized and Unrealized
    Gain/Loss........................   (0.13)     0.03      0.16     (0.45)    (0.89)    (0.46)    0.34            (0.15)
                                       ------    ------    ------   -------   -------   -------   ------           ------
Total from Investment Operations.....    0.26      0.45      0.65      0.05     (0.30)     0.25     1.03             0.47
                                       ------    ------    ------   -------   -------   -------   ------           ------
Less:
  Distributions from and in Excess of
    Net Investment Income............    0.42      0.51       -0-      0.37      0.35      0.79     0.87             0.68
  Return of Capital Distribution.....    0.04      0.01      0.59      0.27      0.31       -0-      -0-              -0-
                                       ------    ------    ------   -------   -------   -------   ------           ------
Total Distributions..................    0.46      0.52      0.59      0.64      0.66      0.79     0.87             0.68
                                       ------    ------    ------   -------   -------   -------   ------           ------
Net Asset Value, End of Period.......  $ 7.35    $ 7.55    $ 7.62   $  7.56   $  8.15   $  9.11   $ 9.65           $ 9.49
                                       ======    ======    ======   =======   =======   =======   ======           ======
Total Return(*)(a)...................   3.46%     6.09%     8.81%      .69%    (3.61%)    2.86%   11.35%            4.97%(**)
Net Assets at End of Period (In
  millions)..........................  $ 45.7    $ 39.5    $ 50.1   $  72.5   $ 147.7   $ 205.9   $205.1           $ 85.4
Ratio of Expenses to Average Net
  Assets(*)(b).......................   1.39%     1.33%     1.31%     1.14%     1.13%     1.14%    1.32%            1.57%
Ratio of Net Investment Income to
  Average Net Assets(*)..............   5.40%     5.37%     6.54%     7.20%     6.64%     7.87%    8.12%            7.20%
Portfolio Turnover...................    175%      378%      225%      204%      259%      141%      65%              78%
----------------
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(b).........................   1.41%     1.36%     1.34%       N/A       N/A       N/A      N/A              N/A
  Ratio of Net Investment Income to
   Average Net Assets................   5.38%     5.34%     6.51%       N/A       N/A       N/A      N/A              N/A

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.
    N/A -- Not Applicable

                  See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--continued (for one share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                                          CLASS B SHARES
                                            --------------------------------------------------------------------------
                                                                                                       JULY 22, 1991
                                                              YEAR ENDED JUNE 30                       (COMMENCEMENT
                                            ------------------------------------------------------   OF DISTRIBUTIONS)
                                            1998(A)   1997(A)    1996     1995     1994      1993    TO JUNE 30, 1992
                                            -------   -------    ----     ----     ----      ----    -----------------
Net Asset Value, Beginning of Period......  $ 7.55    $ 7.62    $ 7.56   $ 8.15   $  9.10   $ 9.65        $  9.43
 Net Investment Income....................    0.36      0.35      0.39     0.41      0.54     0.67           0.78
 Net Realized and Unrealized Gain/Loss....   (0.16)     0.04      0.20    (0.42)    (0.90)   (0.49)          0.19
                                            ------    ------    ------   ------   -------   ------        -------
Total from Investment Operations..........    0.20      0.39      0.59    (0.01)    (0.36)    0.18           0.97
                                            ------    ------    ------   ------   -------   ------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income......................    0.37      0.45       -0-     0.34      0.32     0.73           0.75
 Return of Capital Distribution...........    0.03      0.01      0.53     0.24      0.27      -0-            -0-
                                            ------    ------    ------   ------   -------   ------        -------
Total Distributions.......................    0.40      0.46      0.53     0.58      0.59     0.73           0.75
                                            ------    ------    ------   ------   -------   ------        -------
Net Asset Value, End of Period............  $ 7.35    $ 7.55    $ 7.62   $ 7.56   $  8.15   $ 9.10        $  9.65
                                            ======    ======    ======   ======   =======   ======        =======
Total Return*(b)..........................   2.67%     5.29%     8.02%    (.14%)   (4.22%)   2.02%         10.47%**
Net Assets at End of Period (In
 millions)................................  $ 19.6    $ 52.1    $ 81.1   $127.9   $ 271.8   $393.1        $ 241.7
Ratio of Expenses to Average Net
 Assets*(c)...............................   2.16%     2.09%     2.09%    1.96%     1.85%    1.85%          2.08%
Ratio of Net Investment Income to Average
 Net Assets*..............................   4.48%     4.62%     5.79%    6.42%     5.91%    7.20%          8.62%
Portfolio Turnover........................    175%      378%      225%     204%      259%     141%            65%
----------------
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
   Assets(c)..............................   2.18%     2.12%     2.12%      N/A       N/A      N/A            N/A
  Ratio of Net Investment Income to
   Average Net Assets.....................   4.46%     4.59%     5.76%      N/A       N/A      N/A            N/A

                                                                CLASS C SHARES
                                            -------------------------------------------------------
                                                                                   AUGUST 13, 1993
                                                    YEAR ENDED JUNE 30              (COMMENCEMENT
                                            -----------------------------------   OF DISTRIBUTIONS)
                                            1998(A)   1997(A)    1996     1995    TO JUNE 30, 1994
                                            -------   -------    ----     ----    -----------------
Net Asset Value, Beginning of Period......  $ 7.55    $ 7.62    $ 7.56   $ 8.16        $  9.24
 Net Investment Income....................    0.34      0.35      0.45     0.50           0.49
 Net Realized and Unrealized Gain/Loss....   (0.14)     0.04      0.14    (0.52)         (1.05)
                                            ------    ------    ------   ------        -------
Total from Investment Operations..........    0.20      0.39      0.59    (0.02)         (0.56)
                                            ------    ------    ------   ------        -------
Less:
 Distributions from and in Excess of Net
   Investment Income......................    0.37      0.45       -0-     0.34           0.27
 Return of Capital Distribution...........    0.03      0.01      0.53     0.24           0.25
                                            ------    ------    ------   ------        -------
Total Distributions.......................    0.40      0.46      0.53     0.58           0.52
                                            ------    ------    ------   ------        -------
Net Asset Value, End of Period............  $ 7.35    $ 7.55    $ 7.62   $ 7.56        $  8.16
                                            ======    ======    ======   ======        =======
Total Return*(b)..........................   2.67%     5.29%     8.03%    (.27%)        (6.32%)**
Net Assets at End of Period (In
 millions)................................  $   .3    $   .2    $   .2   $   .2        $    .2
Ratio of Expenses to Average Net
 Assets*(c)...............................   2.16%     2.09%     2.07%    1.96%          1.84%
Ratio of Net Investment Income to Average
 Net Assets*..............................   4.67%     4.63%     5.72%    6.30%          5.83%
Portfolio Turnover........................    175%      378%      225%     204%           259%
----------------
 * If certain expenses had not been assume
   have been as follows:
  Ratio of Expenses to Average Net
   Assets(c)..............................   2.17%     2.12%     2.09%      N/A            N/A
  Ratio of Net Investment Income to
   Average Net Assets.....................   4.65%     4.60%     5.69%      N/A            N/A

**  Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.
    N/A -- Not Applicable
                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.

  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of this Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. The Fund's investment objective is fundamental and, as such, cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding shares. The Fund seeks to achieve its investment objective by investing in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years.

  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment grade debt securities and securities with shorter duration generally have lower yields than debt securities of lower quality and with longer maturities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund invests in debt securities denominated in multi-national currency units and in the currencies of countries whose governments are considered stable by the Adviser and whose currency is convertible into U.S. dollars. Such currencies currently include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Italian Lira, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. As noted below, the Fund may also invest a portion of its assets in debt securities denominated in currencies of emerging market countries.

  The Fund seeks to minimize credit risk by investing at least 80% of its net assets in investment grade debt securities. Accordingly, the Fund will invest at least 80% of its net assets in: (i) obligations issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions and that are rated, at the time of investment, at least BBB by Standard & Poor's Ratings Group ("S&P") or at least Baa by Moody's Investors Service, Inc. ("Moody's") or similarly rated by another nationally recognized statistical rating organization ("NRSRO") as determined by the Adviser subject to the review of the Board of Trustees ("Investment Grade Ratings") or, if unrated, determined by the Adviser to be of comparable quality; (ii) corporate debt securities having at least one Investment Grade Rating, at the time of investment, or if unrated, determined by the Adviser to be of comparable quality; (iii) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of investment grade; (iv) commercial paper rated, at the time of investment, A-3 by S&P, Prime-3 by Moody's or similarly rated by another NRSRO as determined by the Adviser subject to the review of the Board of Trustees or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated at least BBB or Baa by S&P or Moody's, respectively, or similarly rated by another NRSRO, or determined by the Adviser to be of comparable quality; and (v) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a description of S&P's and Moody's ratings see the Statement of Additional Information.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other NRSRO) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSRO.

  In pursuing its investment objective, the Fund seeks to minimize fluctuations in net asset value as a result of changes in market rates of interest by investing only in shorter-term debt securities. The Fund seeks to maintain a dollar-weighted average portfolio duration of not more than three years. Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a function of the length of the time interval between the present and the time when each payment of interest and principal is scheduled to be received (or in the case of a callable bond, expected to be received), weighing such payments by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest, the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield to maturity of a debt security, the shorter its duration. With respect to certain securities, there are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

  The net asset value of the Fund's shares will change as the general level of interest rates fluctuates. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, shorter-term securities generally are less sensitive to changes in value as a result of fluctuations in market rates of interest than are longer-term securities, and it is expected that the net asset value of the Fund's shares will fluctuate as a result of changes in market rates of interest less than that of a longer-term global bond fund. The Fund's net asset value may fluctuate as a result of changes in foreign exchange rates, independent of fluctuations in market rates of interest although as described herein the Fund may engage in foreign currency hedging transactions to seek to minimize such fluctuations. The Adviser actively manages the Fund's portfolio, allocating portfolio assets among various types of U.S. and foreign debt securities and adjusting the Fund's exposure to each currency based on the Adviser's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining to increase or decrease the emphasis placed upon a particular industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. dollar.

  From time to time the returns available on short-term debt instruments denominated in the currencies of certain foreign countries may be more attractive than the corresponding returns available on U.S. dollar denominated short-term debt instruments. However, the attractive returns which may from time to time be available from certain short-term foreign currency denominated debt instruments can be adversely affected by changes in currency exchange rates. The Fund may receive a large portion of any income and gains in currencies other than U.S. dollars, although the Fund will make distributions in U.S. dollars. A reduction in the value of such foreign currencies relative to the value of the U.S. dollar would adversely affect the dollar value of the net assets (including accrued income and unrealized appreciation or depreciation of investments) of the Fund. In addition, the Fund intends to engage in hedging and risk management transactions in instruments such as forward currency contracts, options on foreign currencies, foreign currency swap agreements, financial futures contracts and options thereon. There can, however, be no assurance that the Fund will not be adversely affected by fluctuations in currency exchange rates and such hedging and risk management transactions entail risks. See "Investment Practices."

  The Fund may invest without limitation in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The terms of such commercial paper or certificates of deposit provide that the principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. The Fund will purchase such commercial paper or certificates of deposit with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will vary in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper and certificates of deposit entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper and certificates of deposit for hedging purposes only, not for speculation. The Fund currently maintains a segregated account with respect to its investments in this type of commercial paper and certificates of deposit containing cash or liquid securities having a value equal to the aggregate principal amount of outstanding commercial paper and certificates of deposit of this type.

  The Fund may invest in debt securities issued by supranational organizations such as the World Bank, which was chartered to finance development projects in developing member countries, and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Supranational entities do not have taxing authority and are therefore dependent on their members' support in order to meet interest and principal payments.

  The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, often issue ECU-denominated obligations.

  As a global fund, the Fund may invest in United States and foreign securities. It is a policy of the Fund that, in normal circumstances, the Fund's assets will be invested in obligations of or issued by issuers located in at least three different countries, one of which may be the United States. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign income, withholding or other taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. For any taxable year that more than 50% of the Fund's total assets at the close of such year consist of stock or securities in foreign corporations and that the Fund otherwise qualifies for and makes an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders and (subject to certain limitations) shareholders would be entitled to credit their portion of these amounts against their United States federal income tax due, if any, or to deduct their portions of these amounts from their United States taxable income, if any. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may include either direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes or bonds) or securities issued or guaranteed by agencies or instrumentalities of the U.S. government (such as Federal Home Loan Bank securities and Federal National Mortgage Association securities). Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury.

  The Fund has a policy which states that it may not purchase any security which is restricted as to disposition under federal securities laws or by contract or which is not readily marketable or is illiquid, if immediately after such purchase more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. The following are presently subject to such policy:
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) certain options purchased by the Fund over-the-counter on securities other than U.S. government securities and the cover for options written by the Fund over the counter, and (c) repurchase agreements not terminable within seven days. See "Investment Practices."

  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Tax Status." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year (i) at least 50% of the market value of the Fund's total assets will be invested in cash, cash items, U.S. government securities and other securities that are, for purposes of this requirement, limited in respect of a single issuer to an amount not greater in market value than 5% of the market value of its total assets and to not more than 10% of the outstanding voting securities of a single issuer and (ii) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

  The Fund may invest up to 20% of its net total assets in lower grade debt securities. Lower grade debt securities are securities rated BB or below by S&P, Ba or below by Moody's, comparably rated by any other NRSRO or, if not rated by any NRSRO, determined by the Adviser to be of comparable quality to income securities so rated. Lower grade debt securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower grade debt securities involve a greater degree of credit risk than investment grade debt securities. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase debt securities that are rated D and that are in default in the payment of interest or repayment of principal. In S&P's view, the D rating category is used when interest payments or principal payments are not made on the date due even if an applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also is used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  The Fund may invest in certain types of income securities that involve special risks including, but not limited to, each of the following:

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued by the U.S. government or its agencies or by private entities. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, and principal may be prepaid at any time. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-baked securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment.

  FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The Fund may invest in derivative floating and variable rate securities such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

  BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Brady Bonds have been issued only since 1989, and accordingly do not have a long payment history. In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

  STRUCTURED INVESTMENTS. The fund may invest a portion of its assets in interests in entities organized and operated for the purpose of restructuring the investment characteristics of other income securities. This type of restructuring involves the deposit with or purchase by an entity of income securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

  DOMESTIC LOWER GRADE INCOME SECURITIES. Domestic lower grade income securities are income securities of domestic issuers rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in lower grade income securities involves certain risks. See "Special Risk Considerations Regarding Lower Grade Debt Securities."

  FOREIGN LOWER GRADE INCOME SECURITIES. Foreign lower grade income securities are income securities issued by non-domestic issuers and rated below investment grade or, if not rated, determined by the Adviser to be of comparable quality to income securities rated below investment grade. Lower grade income securities commonly are referred to as "junk bonds." Such securities may include income securities issued or guaranteed by foreign governments or their agencies, central banks of foreign countries and corporations or other business entities. Investments in this sector may include interests or assignments in nonperforming or restructured income securities. Issuers of foreign lower grade income securities frequently will be located in emerging market countries, including countries in Latin America, Eastern Europe, Africa and much of Asia. Investment in emerging market countries involves significant risks. See "Special Risk Considerations Regarding Lower Grade Debt Securities."

  SPECIAL RISK CONSIDERATIONS REGARDING LOWER GRADE DEBT SECURITIES. Up to 20% of the Fund's assets may be invested in lower grade securities, commonly referred to as "junk bonds." Debt securities rated BB or below by S&P or below Ba by Moody's are deemed by S&P and Moody's to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade debt securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest or that have filed for bankruptcy protection. These securities are considered to have extremely poor prospects of ever attaining any real investment standing. See the Statement of Additional Information for a more complete description of S&P and Moody ratings. Lower grade debt securities are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade debt securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Lower grade debt securities are generally unsecured and are often subordinated to other debt securities or the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade debt securities, may have limited legal recourse in the event of a default. Lower grade debt securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to its maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment objectives and policies described above, the Fund may, but is not required to, utilize various other investment strategies as described below to earn income, facilitate portfolio management and mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Although the Adviser believes that these investment practices may further the Fund's investment objectives, no assurance can be given that these investment practices will achieve this result.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's assets, for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  The Fund may engage in currency transactions in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with persons rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser. The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To attempt to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling to be linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  Currency transactions are subject to some risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may sell such securities only at prices lower than if such securities were liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to

Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid securities by the Fund for purposes of the investment limitation set forth above.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage.

  LENDING OF PORTFOLIO HOLDINGS. The Fund has a fundamental policy which states that the Fund may not make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements. Consistent therewith, the Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and are required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on three days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and broker-dealers under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and may invest in repurchase agreements of duration of seven days or less without limitation. Repurchase agreements that mature in more than seven days are treated by the Fund as illiquid securities and are subject to the Fund's limitation on "illiquid" securities.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  OTHER PRACTICES. The Fund has a fundamental policy which states that it may not borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this policy, the Fund may enter into when issued and delayed delivery transactions as described in this Prospectus.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issuers of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual portfolio turnover in the Fund may be in excess of 200%. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The U.S. securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the managers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to the Trustees' authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee computed based on an annual rate of 0.55% applied to the average daily net assets of the Fund.

  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen), the charges and expenses of independent accountants, legal counsel, transfer agent (Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen) or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time to time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc.

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees, directors, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Thomas J. Slefinger, First Vice President of the Adviser, has been primarily responsible for the day to day management of the Fund's portfolio since the Fund's commencement of investment operations. Mr. Slefinger has been employed by the Adviser since July 1989.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (Class A Share accounts under $1 million) or (b) on a contingent deferred basis (Class A Share accounts over $1 million, Class B Shares and Class C Shares). Shares purchased subject to a contingent deferred sales charge (a "CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares which have a shorter CDSC period (discussed below). Investors should weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class of shares bears those sales charges, distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) generally, each class of shares has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares have a conversion feature and (v) certain classes of shares have different shareholder service options available. Generally, a class of shares subject to a higher ongoing distribution and services fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and services fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) securities registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public through Van Kampen Funds Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933, as amended.

SALES CHARGE TABLE

                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------------------------
Less than $25,000...........................................     3.25%         3.36%         3.00%
$25,000 but less than $250,000..............................     2.75          2.83          2.50
$250,000 but less than $500,000.............................     1.75          1.78          1.50
$500,000 but less than $1,000,000...........................     1.50          1.52          1.25
$1,000,000 or more*.........................................       *             *             *
-----------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid by the Distributor to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or a single fiduciary account; or a "company" as defined in section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value, with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen Asset Management Inc. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. or any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund complexes through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The brokers, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares and Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC schedule and holding period applicable to any CDSC Share acquired through an exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.00% (the applicable rate in the second year after purchase).

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase. A commission or transaction fee will generally be paid by the Distributor at the time of purchase out of the Distributor's own assets (and not out of the Fund's assets) to brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 3.00% with respect to Class B Shares and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale. Brokers, dealers and financial intermediaries also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares generally annually commencing in the second year after purchase.

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. Class A Shares redeemed thereafter will not be subject to a CDSC.

  CLASS B SHARES. Class B Shares redeemed within three years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                             CONTINGENT DEFERRED SALES CHARGE
                                                                    AS A PERCENTAGE OF
    YEAR SINCE PURCHASE                                      DOLLAR AMOUNT SUBJECT TO CHARGE
    -------------------                                      --------------------------------
    First...................................................              3.00%
    Second..................................................              2.00%
    Third...................................................              1.00%
    Fourth and after........................................              0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan".

  CLASS C SHARES. Class C Shares redeemed within the first 12-months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to any share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased.

  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. The net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  Securities and other portfolio investments traded in the OTC or interbank market are valued at the last available bid price or yield equivalents obtained from one or more dealers in the OTC or interbank market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last asked price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last asked price as obtained from one or more dealers. Options purchased by the Fund are valued at their last bid price in the case of exchange-traded options or in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Short-term securities with maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates as obtained from one or more dealers.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. Van Kampen Investor Services Inc. ("Investor Services"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements at least quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of a Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k) or Keogh) and for the benefit of the same individual. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of the Participating Fund are available for sale; however, during periods of suspensions of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange with a Participating Fund should obtain and read the current prospectus for such fund.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone.

If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of the Participating Funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable CDSC) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value per share next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of death or disability, the CDSC on Class B Shares and Class C Shares will be waived where the decedent disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. Redemption payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C

Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries as a service fee or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan in connection with the distribution of Class B Shares. In addition the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual distribution-related expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed distribution-related expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of June 30, 1998, there were $7,521,612 and $620 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares respectively, representing 19.05% and 0.01% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare daily and pay monthly distributions of all or a portion of net investment income of the Fund attributable to each class of shares. Net investment income consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund attributable to the class of shares in question. Expenses of the Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee or the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the same class valued at net asset value per share, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies. For purposes of this requirement, the Treasury Department is authorized to issue (but has not yet issued) regulations excluding from qualifying income foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities). The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in securities.

  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of its net investment income (which includes tax-exempt income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  In order to avoid a 4% excise tax the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gains net income (the latter of which is computed on the basis of the one-year period ending on October 31st of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to satisfy the 90% distribution requirement or otherwise failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year the Fund would be required to distribute to shareholders its earnings and profits attributable to non-regulated investment company years (less any interest charge described below) and may be required to pay an interest charge on 50% of such amount. In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.

FOREIGN TAXES

  It is expected that a portion of the interest earned by the Fund from non-U.S. issuers and in certain circumstances gains realized by the Fund will be subject to foreign withholding taxes. The tax rate to which such interest and gains will be subject will vary depending on the country or countries having taxing jurisdiction over a particular non-U.S. issuer and may be affected by the existence of an income tax treaty with the United States. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of "foreign corporations," the Fund may elect and currently intends to elect, for United States federal income tax purposes, to treat any foreign taxes paid by the Fund that can be treated as foreign income taxes under United States federal income tax principles as paid by its shareholders. The Fund expects that it will be able to treat some, but not necessarily all, of the foreign taxes it will have to pay as foreign income taxes for United States federal income tax purposes. In addition, the Fund currently intends to treat investments in securities that are issued by, or that are treated under relevant United States federal income tax principles as issued by, foreign governments as not constituting securities of "foreign corporations" for purposes of meeting the 50% test described above. Accordingly, the Fund may not qualify for this election in all of its taxable years. For any year that the Fund so qualifies and makes such an election, the amount of foreign taxes paid by the Fund that can be treated as foreign income taxes for United States federal income tax purposes would be included in the income of its shareholders (in addition to other taxable dividends received) and (subject to certain limitations) shareholders would be entitled to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their respective pro rata United States taxable income, if any. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. The Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the foreign income taxes paid by the Fund will qualify for "pass-through" treatment for that year and, if so, such notification will designate (i) each shareholder's pro rata portion of the foreign income taxes paid and (ii) the portion of distributions that represents income derived from foreign sources.

  Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's United States tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represent income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities and certain currency gains and losses generally will be treated as derived from United States sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from the Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by the Fund.

SALE OF SHARES

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or share sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period, and is computed by dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum initial sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to such class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of the shares of such class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of the Fund's shares. Yield quotations do not reflect the imposition of a CDSC, and if any such CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable CDSC) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum initial sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a CDSC, and if any such CDSC with respect to the CDSC Shares imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  Further information about the Fund's performance is contained in the Fund's Annual Report, Semi-Annual Report, and Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. The Fund is permitted to issue an unlimited number of classes of shares. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as discussed herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its pro rata portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 341-2911.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.



VAN KAMPEN SHORT-TERM
  GLOBAL INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN INVESTMENT
  ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen Short-Term
     Global Income Fund

Custodian
STATE STREET BANK AND
  TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Short-Term
     Global Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
  MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                               SHORT-TERM GLOBAL
                                  INCOME FUND

--------------------------------------------------------------------------------

      P       R       O      S      P      E      C      T      U      S

                               OCTOBER 28, 1998

                           [VAN KAMPEN FUNDS LOGO]
                                                                 STGI PRO  10/98

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

  Van Kampen Short-Term Global Income Fund (the "Fund") is a separate, non-diversified series of Van Kampen Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.

  The Fund seeks to achieve its investment objective by investing primarily in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years. The portfolio consists of at least 80% of its net assets in investment grade debt securities issued or guaranteed by foreign governments or supranational organizations or their agencies, instrumentalities or subdivisions, investment grade debt securities issued by corporations, investment grade certificates of deposit or bankers acceptances issued or guaranteed by large U.S. or foreign banks, investment grade commercial paper and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund may also invest up to 20% of its net assets in lower-grade debt securities which are below investment grade. Investment in such lower-grade securities, which securities are commonly referred to as "junk bonds," involve special risks as compared to investments in higher grade securities. Investments in securities denominated in currencies other than the U.S. dollar involve foreign currency exchange risks. The Fund may engage in strategic transactions to seek to reduce or eliminate such risks.

  The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. The net asset value will fluctuate depending on market conditions and other factors. There is no assurance that the Fund will achieve its investment objective.

  This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated the date hereof (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by writing or calling Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911 ((800) 421-2833 for the hearing impaired). This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and the Trust......................................  B-2
Investment Policies and Restrictions........................  B-3
Additional Investment Considerations........................  B-4
Description of Securities Ratings...........................  B-18
Trustees and Officers.......................................  B-24
Legal Counsel...............................................  B-33
Transfer Agency.............................................  B-33
Investment Advisory and Other Services......................  B-33
Custodian and Independent Accountants.......................  B-34
Portfolio Transactions and Brokerage Allocation.............  B-34
Tax Status of the Fund......................................  B-35
The Distributor.............................................  B-36
Distribution and Service Plans..............................  B-36
Performance Information.....................................  B-37
Report of Independent Accountants...........................  B-39
Financial Statements........................................  B-40
Notes to Financial Statements...............................  B-49

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 28, 1998.

                             THE FUND AND THE TRUST

  The Fund is a separate, non-diversified series of the Van Kampen Trust (the "Trust"), an open-end management investment company. At present, the Fund, Van Kampen High Yield Fund and Van Kampen Strategic Income Fund, each a separate series of the Trust, are the only series of the Trust, although other series may be organized and offered in the future. Each series of the Trust will be treated as a separate corporation for federal income tax purposes.

  Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Except as described in the Prospectus, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  The Trust originally was organized as the Van Kampen Merritt Trust, a Massachusetts business trust created by a Declaration of Trust dated March 14, 1986 (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995 pursuant to an Agreement and Plan of Reorganization and Liquidation. The Trust was formed pursuant to an Agreement and Declaration of Trust dated May 10, 1995 for the purpose of facilitating the Massachusetts Trust's reorganization into a Delaware business trust. The Trust filed a Certificate of Trust with the Delaware Secretary of State on July 28, 1995. On July 14, 1998, the Trust adopted its current name.

  The Fund originally was organized, under the name Van Kampen Merritt Short-Term Global Income Fund, as a sub-trust of the Massachusetts Trust. In connection with the Massachusetts Trust's reorganization into a Delaware business trust, the Fund was reorganized into a series of the Trust and renamed Van Kampen American Capital Short-Term Global Income Fund. On July 14, 1998, the Fund adopted its current name.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objectives and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer, except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

   3. Make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with transactions described under the caption "Investment Practices" in the Prospectus nor short term credits in connection with the clearance of transactions are considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures contracts or related options, except to the extent that the hedging transactions described under the heading "Investment Practices" in the Prospectus would be deemed to be any of the foregoing transactions.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   8. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas or other mineral exploration or development programs.

  10. Purchase or sell real estate, commodities or commodities contracts except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions or any other fundamental policy as they apply to the Fund without the approval of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as illiquid securities by the Fund for purposes of the limitation set forth above. The Fund's policy with respect to investment in illiquid securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval. Also excluded from this limitation set forth above are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief from the provisions of the 1940 Act.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Policies and Restrictions" in the Statement of Additional Information. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

EMERGENCE OF EASTERN EUROPEAN ECONOMIES

  In recent years there have been two key issues influencing the investment environment and economic conditions of Europe; the creation of the single market and the emergence of Eastern European economies Both of these factors have helped European companies by opening up new markets for growth.

  In connection with efforts to create a single market, eleven of the fifteen member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and a new common currency, the euro, effective January 1, 1999. The introduction of the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The participating countries will issue sovereign debt exclusively in the euro and will redenominate outstanding sovereign debt. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

  The transition to the euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

  Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has lead to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

MORTGAGE-BACKED SECURITIES

  "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

  Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) which are highly sensitive to changes in prepayment and interest rates.

  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

  During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

  Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

  GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

  FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

  FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

  FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

  Stripped Mortgage-Backed Securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

  Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

  Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. Government Securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

  Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

  The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to achieve its investment objective of maintaining a relatively stable net asset value.

ASSET-BACKED SECURITIES

  "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in pay-through structures similar to the CMO structure. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

  Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES

  Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

BRADY BONDS

  The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.

  Brady Plan debt restructurings have been implemented to date in countries including Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines. Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.

  In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady

Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount. See "Taxation."

  The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of Brady Bonds with returns in other bond markets.

STRUCTURED INVESTMENTS

  The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

SPECIAL RISK FACTORS

  INVESTMENT IN LOWER GRADE INCOME SECURITIES. The Fund may invest up to 20% of its assets in lower grade securities, which securities are commonly known as "junk bonds." Debt securities rated BB or lower by S&P or Ba or lower by Moody's are deemed by S&P and Moody's to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. The lower grade income securities in which the Fund may invest may include securities having the lowest ratings assigned by S&P or Moody's and, together with comparable unrated securities, may include securities in default or that face the risk of default with respect to the payment of principal or interest. The Fund may invest in income securities rated in the lowest rating categories. These securities are considered to have extremely poor prospects of ever attaining any real investment standing.

  Lower grade income securities generally offer a higher yield than that available from higher grade income securities. However, lower grade income securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged, the financial condition of the issuers and prevailing interest rates. Issuers of lower grade securities are often highly leveraged and may not have available to them more traditional methods of financing. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business or revenue forecasts. Similarly, certain emerging market governments that issue lower grade income securities are among the largest debtors to commercial banks, foreign governments and supranational organizations and may not be able or willing to obtain additional financing.

  Lower grade income securities frequently have call or buy-back features which permit an issuer to call or repurchase the security prior to maturity. If an issuer exercises these provisions in a declining interest rate environment, the Fund may have to reinvest in lower yielding securities, resulting in a decrease in income earned by the Fund. The risk of loss due to default by the issuer is also significantly greater for the holders of lower grade securities because such securities are generally unsecured and are often subordinated to other income securities of the issuer. To the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and, with respect to foreign lower grade income securities, may have limited legal recourse in the event of a default.

OTHER INVESTMENT STRATEGIES

  The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and currency exchange rates), to manage the effective maturity or duration of securities or portfolios or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  STRATEGIC TRANSACTIONS. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

  GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers", broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of A-1 from Standard & Poor's Ratings Group ("S&P") or P-1 from Moody's Investors Service, Inc. ("Moody's") or any equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that the amount of the Fund's obligation pursuant to an OTC option is illiquid, and is subject to the Fund's limitation on investing no more than 15% of its assets in illiquid instruments.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell for hedging purposes call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt securities. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to a maximum of 25% of the Fund's net assets, for non-hedging purposes.

  The Fund may purchase and sell for hedging purposes put options that relate to U.S. Government Securities, Mortgage-Backed Securities, corporate debt securities, foreign sovereign debt and foreign debt securities (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

  The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars, hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1. DEBT

  A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

    AAA       Debt rated "AAA" has the highest rating assigned by S&P.
              Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

              BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having significantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    BB Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B Debt rated "B" is more vulnerable to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

    D Debt rated "D"; is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
              PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR        Not rated

    R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
              obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities;
              and obligations with unusually risky interest terms, such as inverse floaters.

              DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND
              ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

              BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely safe characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having significant speculative characteristics.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  3. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  4. NOTES

  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

     -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

     -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

        SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  1. LONG-TERM BONDS

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -- Leading market positions in well-established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings, trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  3. COMMERCIAL PAPER

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Board margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                             TRUSTEES AND OFFICERS

  The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.

R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

Don G. Powell*............................  Chairman and a Director of Van Kampen, the Advisers, the
2800 Post Oak Blvd.                         Distributor and Investor Services. Chairman of River View
Houston, TX 77056                           International Inc. Director or officer of certain other
Date of Birth: 10/19/39                     subsidiaries of Van Kampen. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of
                                            VK/AC Holding, Inc. Trustee/Director of each of the funds
                                            in the Fund Complex and Trustee of other funds advised by
                                            the Advisers or Van Kampen Management Inc.

Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., COMARCO, Inc., Applied Language
Suite 9700                                  Technologies, Focal Communications, and Lante
Chicago, IL 60606                           Corporation. Limited Partner of Evercore Partners, LLP.
Date of Birth: 10/29/53                     Trustee/Director of each of the Funds in the Fund
                                            Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

  Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen. Director of ICI
                                       Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to July of 1998,
                                       Director and Executive Vice President, General Counsel and
                                       Secretary of VK/AC Holding, Inc. Prior to April of 1998,
                                       Executive Vice President, General Counsel and Director of
                                       Van Kampen Merritt Equity Advisors Corp. Prior to April of
                                       1997, he was Executive Vice President, General Counsel and a
                                       Director of Van Kampen Merritt Equity Holdings Corp. Prior
                                       to September of 1996, he was General Counsel of McCarthy,
                                       Crisanti & Maffei, Inc. Prior to July of 1996, Mr. Nyberg
                                       was Executive Vice President and General Counsel of VSM Inc.
                                       and Executive Vice President and General Counsel of VCJ Inc.
                                       Vice President and Secretary of each of the funds in the
                                       Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the Asset Management and the
  Vice President                       Distributor. President and a Director of Investor Services.
                                       President and Chief Operating Officer of Van Kampen
                                       Recordkeeping Services Inc. Prior to July of 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President                       Operating Officer of the Distributor. Vice President of each of the funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or their
                                       affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer, Vice President and Chief Financial Officer of
  Treasurer, Vice President and Chief  each of the funds in the Fund Complex and certain other
  Financial Officer                    investment companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Investor
                                       Services, Van Kampen Management Inc., American Capital
                                       Contractual Services, Inc., Van Kampen Exchange Corp. and
                                       Van Kampen Advisors Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.,
                                       River View International Inc. and Van Kampen Recordkeeping
                                       Services Inc. Prior to July of 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of VK/AC
                                       Holding, Inc. Prior to April of 1998, Van Kampen Merritt
                                       Equity Advisors Corp. Prior to April of 1997, Senior Vice
                                       President, Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van Kampen
                                       Merritt Holdings Corp. Prior to September of 1996, Mr.
                                       Martin was Deputy General Counsel and Secretary of McCarthy,
                                       Crisanti & Maffei, Inc., and prior to July of 1996, he was
                                       Senior Vice President, Deputy General Counsel and Secretary
                                       of VSM Inc. and VCJ Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.

  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person, of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund

Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees eligible for compensation is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                             FUND COMPLEX
                                                     ------------------------------------------------------------
                                                          AGGREGATE             AGGREGATE              TOTAL
                                                         PENSION OR         ESTIMATED MAXIMUM      COMPENSATION
                          AGGREGATE COMPENSATION     RETIREMENT BENEFITS     ANNUAL BENEFITS      BEFORE DEFERRAL
                         BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE FUND UPON       FROM FUND
       NAME(1)                   TRUST(2)                EXPENSES(3)          RETIREMENT(4)         COMPLEX(5)
       -------           ------------------------    -------------------    ------------------    ---------------
J. Miles Branagan*                $6,810                   $30,328               $60,000             $111,197
Linda Hutton Heagy*                6,210                     3,141                60,000              111,197
R. Craig Kennedy*                  6,810                     2,229                60,000              111,197
Jack E. Nelson*                    6,810                    15,820                60,000              104,322
Jerome L. Robinson                 4,500                    32,020                15,750              107,947
Phillip B. Rooney*                 6,810                         0                60,000               74,697
Dr. Fernando Sisto*                6,810                    60,208                60,000              111,197
Wayne W. Whalen*                   6,810                    10,788                60,000              111,197

---------------
*  Currently a member of the Board of Trustees.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report as of the date of this Statement of Additional Information.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three series of the Trust, including the Fund, with respect to the Trust's fiscal year ended June 30, 1998. The detail of aggregate compensation before deferral from each series of the Trust, including the Fund, is shown in Table A below. The following trustees deferred compensation from all three series of the Trust, including the Fund during the fiscal year ended June 30, 1998 as follows; Mr. Branagan, $6,810; Ms. Heagy, $6,210; Mr. Kennedy, $3,406; Mr. Nelson, $6,810; Mr. Robinson, $4,500; Mr. Rooney, $6,810; Dr. Sisto, $3,406; and Mr. Whalen, $6,810. The
    detail of amounts deferred for each series of the Trust, including the Fund is shown, in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three series of the Trust, including the Fund, as of the Trust's fiscal year ended June 30, 1998 is as follows:

    Mr. Branagan, $17,434; Mr. Gaughan, $9,426; Ms. Heagy, $23,877; Mr. Kennedy, $40,248; Mr. Miller, $31,230; Mr. Nelson, $55,643; Mr. Rees, $9,322; Mr.
    Robinson, $46,656; Mr. Rooney, $7,804; Dr. Sisto, $6,490; and Mr. Whalen, $47,019. The detail of cumulative deferred compensation (including interest) for each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by all of the operating investment companies in the Fund Complex for each of the trustees for such investment companies' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees of each series of the Trust since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

                                                                         TABLE A

     FISCAL YEAR 1998 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
FUND NAME                                   YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
---------                                   --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $2,451    $2,451    $1,500    $2,451   $2,451   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    2,159     2,159     1,500     2,159    2,159    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    2,200     2,200     1,500     2,200    2,200    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $6,810    $6,810    $4,500    $6,810   $6,810   $6,810

                                                                         TABLE B

             FISCAL YEAR 1998 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                        TRUSTEE
                                             FISCAL    --------------------------------------------------------------------------
FUND NAME                                   YEAR-END   BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO    WHALEN
---------                                   --------   --------   -----    -------   ------   --------   ------   -----    ------
 High Yield Fund...........................  06/30      $2,451    $2,251   $1,226    $2,451    $1,500    $2,451   $1,226   $2,451
 Short-Term Global Income Fund.............  06/30       2,159     1,959    1,080     2,159     1,500     2,159    1,080    2,159
 Strategic Income Fund.....................  06/30       2,200     2,000    1,100     2,200     1,500     2,200    1,100    2,200
                                                        ------    ------   ------    ------    ------    ------   ------   ------
   Trust Total.............................             $6,810    $6,210   $3,406    $6,810    $4,500    $6,810   $3,406   $6,810

                                                                         TABLE C

       FISCAL YEAR 1998 CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE TRUST AND EACH SERIES

                                                                                   TRUSTEE
                                                      ------------------------------------------------------------------

                                            FISCAL
                FUND NAME                  YEAR-END   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN
                ---------                  --------   --------    -----    -------   ------    ------   -----    ------
 High Yield Fund..........................  06/30     $ 6,007    $ 8,152   $13,515   $18,744   $2,799   $2,257   $15,867
 Short-Term Global Income Fund............  06/30       5,691      7,841    13,355    18,427    2,480    2,106    15,554
 Strategic Income Fund....................  06/30       5,736      7,884    13,378    18,472    2,525    2,127    15,598
                                                      -------    -------   -------   -------   ------   ------   -------
   Trust Total............................            $17,434    $23,877   $40,248   $55,643   $7,804   $6,490   $47,019

                                                           TRUSTEE
                                            -------------------------------------
                                                       FORMER TRUSTEES
                                            -------------------------------------
                FUND NAME                   GAUGHAN   MILLER     REES    ROBINSON
                ---------                   -------   ------     ----    --------
 High Yield Fund..........................  $3,142    $10,410   $3,018   $15,552
 Short-Term Global Income Fund............   3,142     10,410    3,152    15,552
 Strategic Income Fund....................   3,142     10,410    3,152    15,552
                                            ------    -------   ------   -------
   Trust Total............................  $9,426    $31,230   $9,322   $46,656

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
FUND NAME                                               BRANAGAN   HEAGY    KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN
---------                                               --------   -----    -------   ------   --------   ------   -----   ------
  High Yield Fund......................................   1995      1995     1993      1986      1992      1997    1995     1986
  Short-Term Global Income Fund........................   1995      1995     1993      1990      1992      1997    1995     1990
  Strategic Income Fund................................   1995      1995     1993      1993      1993      1997    1995     1993

  As of October 16, 1998, the trustees and officers of the Fund as a group owned less than 1% of the Shares of the Fund.

  As of October 16, 1998, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                             OWNERSHIP AT
                                                             SEPTEMBER 3,        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                        1998             SHARES        OWNERSHIP
               --------------------------                    ------------        --------       ----------
Xerox Financial Services.................................      1,430,628            A            20.109%
Life Insurance Company
Van Kampen Trust Company,................................        388,839            A             5.466%
2800 Post Oak Blvd.                                              131,901            B            11.534%
Houston, Texas 77056
J.C. Bradford & Co. Cust FBO.............................      12,841.04            C            25.913%
Mary A. Murphy
330 Commerce St.
Nashville, TN 37201-1899
Davenport & Co. LLC FBO..................................      11,949.60            C            24.114%
Rountree Construction Co. Inc.
Attn James R. Rountree
P.O. Box 5369
Suffolk, VA 23435-0369
Davenport & Co. LLC FBO..................................       6,126.53            C            12.363%
Ronald D. Foster TSTEE
Bowman Foster & Assoc. PC PSP
U/A DTD 5/27/96
4 Koger Ctr. Ste. 1
Norfolk, VA 23802-4110
J.C. Bradford & Co. Cust FBO.............................       4,487.57            C             9.056%
Mary Alice Murphy
330 Commerce St.
Nashville, TN 37201-1899

                                                               AMOUNT OF
                                                             OWNERSHIP AT
                                                             SEPTEMBER 3,        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                        1998             SHARES        OWNERSHIP
               --------------------------                    ------------        --------       ----------
Donaldson Lufkin Jenrette Securities Corp., Inc. ........       3,495.88            C             7.055%
P.O. Box 2062
Jersey City, NJ 07303-2052

  Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                                TRANSFER AGENCY

  During the fiscal years ended June 30, 1998, 1997 and 1996, Van Kampen Investor Services Inc., transfer agent, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $133,400, $185,200 and $269,400, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT.

  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc., which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the trustees of the Trust, of which the Fund is a separate series (or by the Fund's shareholders), and by the disinterested trustees in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days' written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized advisory expenses of $434,761, $605,689 and $882,054, respectively.

OTHER AGREEMENTS.

  ACCOUNTING SERVICES AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other funds advised by the Adviser or its affiliates and distributed by the Distributor, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally on their respective net assets.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $13,400, $7,300 and $9,900, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and other funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  For the years ended June 30, 1998, 1997 and 1996, the Fund recognized expenses of approximately $9,600, $15,300 and $14,300, respectively, representing Van Kampen Investments Inc.'s cost of providing legal services.

                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security), than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  If purchases or sales of securities for the Fund and for one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

  During the year ended June 30, 1998, the Fund paid no brokerage commissions on transactions to brokers related to research services provided to the Adviser.

  Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

  The fund paid the following commissions to all brokers and affiliated brokers during the periods shown.

                                                                             AFFILIATED BROKERS
                                                                        ----------------------------
                                                              BROKERS   MORGAN STANLEY   DEAN WITTER
                                                              -------   --------------   -----------
Commissions paid:
  Fiscal year 1996..........................................   $  0          N/A             N/A
  Fiscal year 1997..........................................   $  0          $ 0             $ 0
  Fiscal year 1998..........................................   $555          $ 0             $ 0
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions...........                  0%              0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%              0%

                             TAX STATUS OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund complies with certain requirement of the Code relating to, among other things, the source of its income and the diversification of its assets, the Fund will not be subject to federal income tax on any income distributed to its shareholders. The Fund will be subject to tax, among other things, if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty be either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the fiscal periods indicated are as follows:

                                                                                      AMOUNTS
                                                              TOTAL UNDERWRITING      RETAINED
                                                                 COMMISSIONS       BY DISTRIBUTOR
                                                              ------------------   --------------
Fiscal Year Ended June 30, 1998.............................       $ 2,983             $  239
Fiscal Year Ended June 30, 1997.............................       $16,240             $  694
Fiscal Year Ended June 30, 1996.............................       $ 8,162             $1,543

                         DISTRIBUTION AND SERVICE PLANS

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For the year ended June 30, 1998, the Fund's aggregate expenses under the Class A Plan were $99,368 or 0.25% of the Class A shares' average net assets for fees paid to financial intermediaries for servicing Class A shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Class B Plan were $397,936 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $290,826 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $107,110 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended June 30, 1998, the Fund's aggregate expenses under the Plans for Class C shares were $2,668 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,013 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $1,655 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

                            PERFORMANCE INFORMATION

  From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen believes the Fund compares relative to other funds advised by the Adviser or its affiliates. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES

  The Fund's yield with respect to the Class A Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.05%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class A Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.84%.

  The Fund's average total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares for the (i) the one year period ended June 30, 1998 was 0.14%, (ii) the five year period ended June 30, 1998 was 2.31% and (iii) the approximately 93 month period from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 was 3.92%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 34.76%.

  The Fund's cumulative non-standardized total return, excluding the payment of the maximum front-end sales charge, with respect to the Class A Shares from September 28, 1990 (the commencement of the sale of Class A Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 39.35%.

CLASS B SHARES

  The Fund's yield with respect to the Class B Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.50%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class B Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.26%.

  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class B Shares for (i) the one year period ended June 30, 1998 was (0.25%), (ii) the five year period ended June 30, 1998 was 2.24%, and
(iii) the approximately 84 month period from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 was 3.37%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 25.87%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class B Shares from July 22, 1991 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 25.87%.

CLASS C SHARES

  The Fund's yield with respect to the Class C Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.50%. In determining the Fund's net investment income for a stated 30 day period, the Fund calculates yield to maturity on each portfolio security on a daily basis. The Fund's current distribution rate with respect to the Class C Shares for the 30-day period ending June 30, 1998 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 5.26%.

  The Fund's average total return, including the payment of the maximum CDSC, with respect to the Class C Shares for (i) the one year period ended June 30, 1998 was 1.69%, and (ii) the approximately 59 month period from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1998 was 1.80%.

  The Fund's cumulative non-standardized total return, including the payment of the maximum CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class C Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.09%.

  The Fund's cumulative non-standardized total return, excluding the payment of the CDSC, with respect to the Class C Shares from August 13, 1993 (the commencement of the sale of Class B Shares) through June 30, 1998 (as calculated in the manner described in the Prospectus under the heading "Fund Performance was 9.09%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Short-Term Global Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 7, 1998

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           CORPORATE BONDS  39.2%
           ELECTRONICS  1.5%
  1,000      CIA Transporte Energia, 144A -- US$ (a)........   8.625%   04/01/03  $   972,500
                                                                                  -----------
           ENERGY  8.3%
  2,500      Empresa Col de Petrolos -- US$.................   7.250    07/08/98    2,500,000
  1,850      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.875    07/01/03    1,629,110
  1,500      Petroliam Nasional Berhad, 144A -- US$
             (a)(b).........................................   6.625    10/18/01    1,360,950
                                                                                  -----------
                                                                                    5,490,060
                                                                                  -----------
           FINANCE  19.4%
  1,000      Exp-Imp Bank Korea -- US$......................   6.500    05/15/00      928,040
  1,200      GMAC -- GBP....................................   5.839    09/25/02    1,999,633
    500      Korea Development Bank -- US$ (b)..............   6.625    11/21/03      401,415
  1,000      Korea Development Bank -- US$..................   7.900    02/01/02      891,510
  3,990      Korea Development Bank -- US$ (b)..............   6.250    05/01/00    3,650,770
  1,000      NBG Finance PLC -- US$.........................       *    06/24/07      991,250
  2,500      Nordic Investment Bank -- NZ$..................   6.750    09/16/99    1,276,289
    500      SB Treasury Co. LLC, 144A -- GBP (a)(b)........   9.400    12/29/49      492,813
  2,000      Union Bank of Norway, 144A -- US$ (a)..........   9.100    10/25/00    2,115,000
                                                                                  -----------
                                                                                   12,746,720
                                                                                  -----------
           UTILITIES  10.0%
  3,000      Empresa Electrica Del Notre, 144A -- US$ (a)...   7.750    03/15/06    2,590,590
  1,000      Korea Electric Power Co., 144A -- US$ (a)......  10.000    04/01/01      951,600
  3,000      Niagara Mohawk Power Corp -- US$...............   6.500    07/01/99    2,994,300
                                                                                  -----------
                                                                                    6,536,490
                                                                                  -----------
           Total Corporate Bonds................................................   25,745,770
                                                                                  -----------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  30.2%
           COLOMBIA  3.0%
  1,000      Republic of Colombia -- US$....................   8.000    06/14/01      997,500
  1,000      Republic of Colombia -- US$....................   7.250    02/15/03      935,000
                                                                                  -----------
                                                                                    1,932,500
                                                                                  -----------
           GREECE  4.7%
320,000      Hellenic Republic -- GRD.......................   9.800    03/21/00    1,034,483
599,000      Hellenic Republic -- GRD.......................   8.800    06/19/07    2,079,314
                                                                                  -----------
                                                                                    3,113,797
                                                                                  -----------
           MEXICO  2.4%
  1,680      United Mexican States -- US$...................   5.820    06/28/01    1,589,246
                                                                                  -----------
           NEW ZEALAND  5.6%
  3,900      International Bank for Recon & Dev -- NZ$......       *    08/20/07    1,109,495
  4,500      New Zealand Government -- NZ$..................   8.000    11/15/06    2,574,750
                                                                                  -----------
                                                                                    3,684,245
                                                                                  -----------
           PANAMA  2.3%
  1,500      Republic of Panama, 144A -- US$ (a)(b).........   7.875    02/13/02    1,485,000
                                                                                  -----------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                                Maturity     U.S. $
 (000)                       Description                      Coupon      Date    Market Value
----------------------------------------------------------------------------------------------
           POLAND  4.1%
  3,000      Poland PDI Bond -- US$.........................   4.000%   10/27/14    2,701,875
                                                                                  -----------
           SOUTH AFRICA  1.6%
  1,000      Republic of South Africa -- US$................   9.625    12/15/99    1,041,500
                                                                                  -----------
           UNITED KINGDOM  6.5%
  2,500      United Kingdom Treasury -- GBP.................   7.000    06/07/02    4,248,551
                                                                                  -----------
           Total Foreign Government and Agency Securities.......................   19,796,714
                                                                                  -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS  2.0%
  2,600      FNMA -- NZ$....................................   7.250    06/20/02    1,342,790
                                                                                  -----------
           MORTGAGE BACKED OBLIGATIONS  11.8%
  7,650    RAST 1998-A4 -- US$..............................   6.750    05/25/98    7,693,031
                                                                                  -----------
           PREFERRED STOCK  0.6%
  6,000    Avalon Bay Communities, Inc. -- US$..................................      155,250
 10,000    First Industrial Realty Trust -- US$.................................      252,500
                                                                                  -----------
           Total Preferred Stock................................................      407,750
                                                                                  -----------
REPURCHASE AGREEMENT  16.2%
  J P Morgan (Collateralized by U. S. Treasury Bonds, $10,598,000 par,
  5.500% coupon, due 08/15/13, dated 06/30/98, to be sold on 07/01/98 at $10,599,619)
  (Cost $10,598,000)............................................................   10,598,000
                                                                                  -----------
TOTAL INVESTMENTS  100.0%
  (Cost $67,049,220)............................................................   65,584,055
FOREIGN CURRENCY  0.0%
  (Cost $38,824)................................................................       38,824
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.....................................      (12,868)
                                                                                  -----------
NET ASSETS  100.0%..............................................................  $65,610,011
                                                                                  ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures and forward currency contracts.

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

     The following table summarizes the portfolio composition at June 30, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Repurchase Agreement......    16.2%
AAA.......................    27.8
A.........................    12.3
BBB.......................    20.8
BB........................    18.2
NR........................     4.7
                             -----
                             100.0%
                             =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $10,598,000 (Cost $67,049,220)............................  $ 65,584,055
Cash........................................................       219,403
Foreign Currency (Cost $38,824).............................        38,824
Receivables:
  Investments Sold..........................................     3,031,497
  Interest..................................................       687,419
  Fund Shares Sold..........................................         4,148
  Variation Margin on Futures...............................         2,494
Other.......................................................           821
                                                              ------------
      Total Assets..........................................    69,568,661
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,151,356
  Forward Currency Contracts................................     1,110,289
  Fund Shares Repurchased...................................       149,104
  Income Distributions......................................       117,946
  Distributor and Affiliates................................        98,860
  Investment Advisory Fee...................................        30,165
Accrued Expenses............................................       180,497
Trustees' Deferred Compensation and Retirement Plans........       120,433
                                                              ------------
      Total Liabilities.....................................     3,958,650
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $133,355,401
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,985,847)
Net Unrealized Depreciation.................................    (2,416,979)
Accumulated Net Realized Loss...............................   (63,342,564)
                                                              ------------
NET ASSETS..................................................  $ 65,610,011
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $45,725,525 and 6,222,565 shares of
    beneficial interest issued and outstanding).............  $       7.35
    Maximum sales charge (3.25%* of offering price).........           .25
                                                              ------------
    Maximum offering price to public........................  $       7.60
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,551,829 and 2,661,333 shares of
    beneficial interest issued and outstanding).............  $       7.35
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $332,657 and 45,275 shares of beneficial
    interest issued and outstanding)........................  $       7.35
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $13,886)......  $ 5,294,057
Dividends...................................................       14,298
                                                              -----------
    Total Income............................................    5,308,355
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $102,020, $379,656 and $2,737,
  respectively).............................................      484,413
Investment Advisory Fee.....................................      434,761
Shareholder Services........................................      196,607
Custody.....................................................       51,999
Trustees' Fees and Expenses.................................       28,422
Legal.......................................................       12,375
Other.......................................................      199,558
                                                              -----------
    Total Expenses..........................................    1,408,135
    Less Expenses Reimbursed................................       14,546
                                                              -----------
    Net Expenses............................................    1,393,589
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,914,766
                                                              -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   863,170
  Options...................................................       18,292
  Futures...................................................     (119,252)
  Forwards..................................................    3,165,132
  Foreign Currency Transactions.............................   (4,194,518)
                                                              -----------
Net Realized Loss...........................................     (267,176)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,420,976)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,465,165)
    Forwards................................................     (939,286)
    Futures.................................................      (12,353)
    Foreign Currency Translation............................         (175)
                                                              -----------
                                                               (2,416,979)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (996,003)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,263,179)
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,651,587
                                                              -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended     Year Ended
                                                              June 30, 1998  June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $  3,914,766   $  5,420,224
Net Realized Gain/Loss......................................      (267,176)     1,725,990
Net Unrealized Depreciation During the Period...............      (996,003)    (1,136,411)
                                                              ------------   ------------
Change in Net Assets from Operations........................     2,651,587      6,009,803
                                                              ------------   ------------
Distributions from Net Investment Income....................    (3,914,766)    (5,420,224)
Distributions in Excess of Net Investment Income............      (331,088)    (1,573,147)
                                                              ------------   ------------
Distributions from and in Excess of Net Investment
  Income*...................................................    (4,245,854)    (6,993,371)
Return of Capital Distribution*.............................      (290,326)       (91,680)
                                                              ------------   ------------
Total Distributions.........................................    (4,536,180)    (7,085,051)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,884,593)    (1,075,248)
                                                              ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    19,032,931      3,720,807
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     2,772,850      4,048,955
Cost of Shares Repurchased..................................   (46,043,368)   (46,302,530)
                                                              ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   (24,237,587)   (38,532,768)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (26,122,180)   (39,608,016)
NET ASSETS:
Beginning of the Period.....................................    91,732,191    131,340,207
                                                              ------------   ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,985,847 and
  $455,277, respectively)...................................  $ 65,610,011   $ 91,732,191
                                                              ============   ============

                                            Year Ended      Year Ended
*Distributions by Class                    June 30, 1998   June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares..........................  $(2,310,645)    $(3,003,963)
  Class B Shares..........................   (1,921,964)     (3,977,304)
  Class C Shares..........................      (13,245)        (12,104)
                                            -----------     -----------
                                            $(4,245,854)    $(6,993,371)
                                            ===========     ===========
Return of Capital Distribution:
  Class A Shares..........................  $  (179,548)    $   (40,726)
  Class B Shares..........................     (109,531)        (50,795)
  Class C Shares..........................       (1,247)           (159)
                                            -----------     -----------
                                            $  (290,326)    $   (91,680)
                                            ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                                                -------------------------------------------
                Class A Shares                   1998     1997     1996     1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $7.55    $7.62    $7.56    $8.15     $9.11
                                                 -----    -----    -----    -----     -----
Net Investment Income.........................     .39      .42      .49      .50       .59
Net Realized and Unrealized Gain/Loss.........    (.13)     .03      .16     (.45)     (.89)
                                                 -----    -----    -----    -----     -----
Total from Investment Operations..............     .26      .45      .65      .05      (.30)
                                                 -----    -----    -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .42      .51      -0-      .37       .35
  Return of Capital Distribution..............     .04      .01      .59      .27       .31
                                                 -----    -----    -----    -----     -----
Total Distributions...........................     .46      .52      .59      .64       .66
                                                 -----    -----    -----    -----     -----
Net Asset Value, End of the Period............   $7.35    $7.55    $7.62    $7.56     $8.15
                                                 =====    =====    =====    =====     =====
Total Return* (a).............................   3.46%    6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the Period (In
  millions)...................................   $45.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average Net Assets* (b)..   1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income to Average
  Net Assets*.................................   5.40%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............................    175%     378%     225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)...   1.41%    1.36%    1.34%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets..................................   5.38%    5.34%    6.51%      N/A       N/A

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended June 30,
                                              ----------------------------------------------
               Class B Shares                 1998(a)    1997(a)    1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....   $7.55      $7.62     $7.56    $8.15     $9.10
                                               -----      -----     -----    -----     -----
Net Investment Income.......................     .36        .35       .39      .41       .54
Net Realized and Unrealized Gain/Loss.......    (.16)       .04       .20     (.42)     (.90)
                                               -----      -----     -----    -----     -----
Total from Investment Operations............     .20        .39       .59     (.01)     (.36)
                                               -----      -----     -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .37        .45       -0-      .34       .32
  Return of Capital Distribution............     .03        .01       .53      .24       .27
                                               -----      -----     -----    -----     -----
Total Distributions.........................     .40        .46       .53      .58       .59
                                               -----      -----     -----    -----     -----
Net Asset Value, End of the Period..........   $7.35      $7.55     $7.62    $7.56     $8.15
                                               =====      =====     =====    =====     =====
Total Return* (b)...........................   2.67%      5.29%     8.02%    (.14%)   (4.22%)
Net Assets at End of the Period (In
  millions).................................   $19.6      $52.1     $81.1    $127.9   $271.8
Ratio of Expenses to Average Net
  Assets* (c)...............................   2.16%      2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*...............................   4.48%      4.62%     5.79%    6.42%     5.91%
Portfolio Turnover..........................    175%       378%      225%     204%      259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c).......................................   2.18%      2.12%     2.12%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets................................   4.46%      4.59%     5.76%      N/A       N/A

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            August 13, 1993
                                           Year Ended June 30,              (Commencement of
                                  --------------------------------------    Distribution) to
         Class C Shares           1998(a)    1997(a)     1996      1995      June 30, 1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $7.55       $7.62     $7.56     $8.16                $9.24
                                   -----       -----     -----     -----                -----
Net Investment Income...........     .34         .35       .45       .50                  .49
Net Realized and Unrealized
  Gain/Loss.....................    (.14)        .04       .14      (.52)               (1.05)
                                   -----       -----     -----     -----                -----
Total from Investment
  Operations....................     .20         .39       .59      (.02)                (.56)
                                   -----       -----     -----     -----                -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .37         .45       -0-       .34                  .27
  Return of Capital
    Distribution................     .03         .01       .53       .24                  .25
                                   -----       -----     -----     -----                -----
Total Distributions.............     .40         .46       .53       .58                  .52
                                   -----       -----     -----     -----                -----
Net Asset Value, End of the
  Period........................   $7.35       $7.55     $7.62     $7.56                $8.16
                                   =====       =====     =====     =====                =====
Total Return* (b)...............   2.67%       5.29%     8.03%     (.27%)              (6.32%)**
Net Assets at End of the Period
  (In millions).................     $.3         $.2       $.2       $.2                  $.2
Ratio of Expenses to Average Net
  Assets* (c)...................   2.16%       2.09%     2.07%     1.96%                1.84%
Ratio of Net Investment Income
  to Average Net Assets*........   4.67%       4.63%     5.72%     6.30%                5.83%
Portfolio Turnover..............    175%        378%      225%      204%                 259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)....................   2.17%      2.12%     2.09%       N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........   4.65%      4.60%     5.69%       N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund, formerly known as Van Kampen American Capital Short-Term Global Income Fund, (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in

                                 June 30, 1998
--------------------------------------------------------------------------------

repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open options and forward transactions at June 30, 1998.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $67,088,044; the aggregate gross unrealized appreciation is $280,558 and

                                 June 30, 1998
--------------------------------------------------------------------------------

the aggregate gross unrealized depreciation is $1,745,723 resulting in net unrealized depreciation of $1,465,165.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $23,000 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $133,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                 June 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................      2,451,703   $ 18,354,657
  Class B..........................................         64,808        487,442
  Class C..........................................         25,354        190,832
                                                       -----------   ------------
Total Sales........................................      2,541,865   $ 19,032,931
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        227,701   $  1,709,854
  Class B..........................................        139,292      1,048,650
  Class C..........................................          1,914         14,346
                                                       -----------   ------------
Total Dividend Reinvestment........................        368,907   $  2,772,850
                                                       ===========   ============
Repurchases:
  Class A..........................................     (1,683,807)  $(12,642,954)
  Class B..........................................     (4,446,060)   (33,357,245)
  Class C..........................................         (5,747)       (43,169)
                                                       -----------   ------------
Total Repurchases..................................     (6,135,614)  $(46,043,368)
                                                       ===========   ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,362, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                                 June 30, 1998
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.00%       None
Third..............................................          1.00%       None
Fourth and Thereafter..............................           None       None

     For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and CDSC on redeemed shares of approximately $10,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1997......................      1      $ (27,698)
Options Written and
  Purchased (Net).................................     12        444,910
Options Terminated in Closing
  Transactions (Net)..............................    (12)      (444,910)
Options Expired (Net).............................     (1)        27,698
                                                     ----      ---------
Outstanding at June 30, 1998......................    -0-      $     -0-
                                                     ====      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................     -0-
Futures Opened..............................................     371
Futures Closed..............................................    (356)
                                                               -----
Outstanding at June 30, 1998................................      15
                                                               =====

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                 CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year German Mark Future June 1998
     (Current notional value $270,900 per
     contract)..................................     15       $     12,353
                                                   ====       ============

                                 June 30, 1998
--------------------------------------------------------------------------------

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1998, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                      CURRENT     APPRECIATION/
            CURRENCY CONTRACTS                  VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  2,131,875 expiring 07/09/98..............  $ 1,449,027    $   (50,973)
Deutsche Mark,
  31,914,400 expiring 07/01/98-10/07/98....   17,729,210       (270,790)
Indonesian Rupiah,
  4,045,000,000 expiring
  09/29/98-10/13/98........................      245,862       (354,139)
Japanese Yen,
  1,509,287,000 expiring
  07/15/98-08/10/98........................   10,952,247       (547,753)
Philippine Peso,
  4,910,000 expiring 09/29/98..............      114,725        (24,763)
South Korea Won,
  2,282,750,000 expiring
  07/20/98-03/03/99........................    1,537,838        137,838
Thailand Baht,
  33,692,500 expiring 09/28/98-10/13/98....      751,058        (88,960)
                                             -----------    -----------
                                             $32,779,967     (1,199,540)
                                             ===========    -----------
SHORT CONTRACTS:
Greek Drachma,
  915,060,000 expiring 07/09/98............  $ 3,005,690         (5,690)
Japanese Yen,
  1,520,782,500 expiring
  07/01/98-07/27/98........................   11,020,331        479,669
New Zealand Dollar,
  8,166,298 expiring 07/10/98-07/15/98.....    4,245,357        (41,073)
Pound Sterling,
  3,650,917 expiring 07/02/98-07/15/98.....    6,093,874        (86,938)
South Korean Won,
  2,220,000,000 expiring 07/15/98..........    1,585,714        (85,714)
                                             -----------    -----------
                                             $25,950,966        260,254
                                             ===========    -----------
                                                            $  (939,286)
                                                            ===========

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, the Fund had realized losses on closed but unsettled forward currency contracts of $171,003 scheduled to settle between July 1, 1998 and October 27, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $320,100.